UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04612

Name of Fund:  Merrill Lynch EuroFund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch EuroFund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
April 30, 2006


Merrill Lynch
EuroFund


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch EuroFund
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch EuroFund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.



Geographic Allocation as a Percentage of Total Investments as of April 30, 2006


                                               Percent of
                                                 Total
Country                                       Investments

Belgium                                            0.9%
Finland                                            2.4%
France                                            18.1%
Germany                                           15.6%
Hungary                                            1.5%
Italy                                             10.3%
Netherlands                                        3.6%
Norway                                             2.1%
Spain                                              3.4%
Sweden                                             4.6%
Switzerland                                        7.6%
United Kingdom                                    27.8%
Other*                                             2.1%

 * Includes portfolio holdings in short-term investments and warrants.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed the MSCI Europe Index for the period, benefiting from both favorable sector allocations and successful stock selection in a generally positive environment for European equities.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2006, Merrill Lynch EuroFund's Class A, Class B, Class C, Class I and Class R Shares had total returns (in U.S. dollar terms) of +25.82%, +25.32%, +25.26%, +26.00% and +25.66%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International (MSCI) Europe Index returned +22.55% (net return in U.S. dollar terms), while the Fund's comparable Lipper category of European Region Funds posted an average return of +26.18%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

Continental European equity markets continued their upward trend during the six-month period, benefiting from strong global economic growth and European companies' restructuring efforts. Leading indicators suggest that business confidence has continued to rise, reflecting improving trends in consumption, a decrease in unemployment and restructuring at the corporate level. Low interest rates and financing costs have led to an increase in corporate spending and merger-and-acquisition activity, and the market is rewarding companies that look to spend excess cash flow through value-enhancing deals. Corporate earnings growth was strong during the period with consistent upgrades to earnings expectations. This has been particularly evident in the financial and industrial sectors of the market.


What factors most influenced Fund performance during the period?

Fund performance was well diversified for the six-month period, with both sector allocation and stock selection contributing positively. The portfolio benefited from an overweight stance in the financial sector, especially diversified financials and banks, and underweight positions in the more defensive telecommunications, pharmaceuticals, and food, beverage & tobacco sectors, all of which underperformed the broader market. The only significant negative was the Fund's underweight exposure to the materials sector, which rose sharply amid continued strong global demand and a surge in commodity prices.

The financial sector was a key area of performance generation during the period. The Fund's position in Swiss investment bank Credit Suisse Group rose 42% over the six months. The bank not only benefited from a favorable trading environment in both debt and equity capital markets, but delivered positive results on the restructuring of its investment bank CSFB. Italian retail bank Capitalia SpA also contributed positively to Fund performance. The company rose 71% after a series of strong quarterly results reassured investors that management's restructuring program remained on track. Also within the financials sector, U.K. insurer Prudential Plc (+42%), Dutch bank/insurer ING Groep NV CVA (+44%) and French bank Credit Agricole SA (+38%) had positive impacts on performance. The Fund also benefited from its positions in Finish electricity generator Fortum Oyj (+50%) and German utility RWE AG (+39%), both of which have been well positioned to benefit from a rise in wholesale electricity prices across much of Europe. Other strong-performing stocks were German construction group Hochtief AG (+69%), Norwegian oil company Statoil ASA (+47%) and German steel company ThyssenKrupp AG (+28%).

The stocks that detracted from performance were mainly found in the telecommunications sector - the worst-performing sector in the MSCI Europe Index during the period. Telecomms lagged due to investor concerns that increasing competition, new technologies and government regulation might erode revenues. In terms of individual stocks, the Fund's holdings in Belgacom SA (-9%), Deutsche Telekom AG (+1%) and Telenor ASA (-5%) all had a negative impact on relative results. In addition, the Fund's relative performance was hindered by its exposure to the large integrated oil majors, including Total SA (+11%) and ENI SpA (+13%), French car manufacturer Peugeot SA (+8%) and Italian utility Enel SpA (+10%).



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



What changes were made to the portfolio during the period?

Our main transactions were the result of "bottom-up" stock selection, based on our evaluation of companies' individual appreciation prospects. During the period, we increased exposure to the materials sector through the purchase of steel producer ThyssenKrupp, which should benefit from increased global demand for steel, and chemical company BASF AG, which had lagged the sector and is trading at an attractive valuation. BASF also is restructuring, which we view as a positive, and its oil business offers some attractive upside. We also increased exposure to the automobile sector with the purchase of French car manufacturer Renault SA.

These transactions were funded by reducing the portfolio's holdings in electricity generators E.On AG and Fortum, both of which reached our price targets after strong performance. We also sold the Fund's position in Dutch retailer Koninklijke Ahold NV amid concerns that increased competition in the United States would impact the company's profit margins.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period significantly overweight relative to the MSCI Europe Index in financials, primarily through its exposure to banks, diversified financials and insurance. The financials sector in Europe is well diversified, and currently trades at an attractive valuation while offering compelling yields. Other key sector positions in the Fund include overweights in energy and capital goods. Conversely, the Fund ended the period with underweight positions in pharmaceuticals, food, beverage & tobacco, media and telecommunications.

At the country level, the Fund's largest overweight position at period-end was in Germany, where we are increasingly optimistic on the prospects for restructuring and reform at the company level. In order to compete on a global scale, many companies are undergoing widespread corporate change and are taking action in terms of restructuring and cost cutting. Fund holdings that fit this description include industrial conglomerate Siemens AG, chemical company BASF, utility RWE and steel manufacturer ThyssenKrupp.

Business confidence continues to rise in Continental Europe with economic developments generally surprising on the upside. European companies are in a healthier financial position than they have been in many years. The global economic recovery since 2003 has resulted in very strong company cash-flow generation, magnified by a dramatic improvement in profitability due to radical restructuring across many European industries. Now that balance sheet strength has been restored, companies are increasingly looking for suitable acquisition candidates, and the market appears prepared to reward companies that aim to boost the sustainable growth rates of their businesses through increased investment spending and merger-and-acquisition activity. In our assessment, European equity valuations are still attractive, earnings growth is strong, and earnings revisions remain positive.


James Macmillan
Vice President and Portfolio Manager


May 11, 2006



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account management fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                    6-Month         12-Month         10-Year
As of April 30, 2006                              Total Return    Total Return     Total Return
ML EuroFund Class A Shares*                          +25.82%         +31.35%         +231.97%
ML EuroFund Class B Shares*                          +25.32          +30.37          +211.86
ML EuroFund Class C Shares*                          +25.26          +30.30          +206.74
ML EuroFund Class I Shares*                          +26.00          +31.70          +240.38
ML EuroFund Class R Shares*                          +25.66          +31.03          +227.86
MSCI Europe Index**                                  +22.55          +30.10          +173.14

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Performance Data (continued)


Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/06                   +31.35%           +24.46%
Five Years Ended 4/30/06                 +10.66            + 9.48
Ten Years Ended 4/30/06                  +12.75            +12.14



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 4/30/06                   +30.37%           +26.37%
Five Years Ended 4/30/06                 + 9.80            + 9.53
Ten Years Ended 4/30/06                  +12.05            +12.05



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 4/30/06                   +30.30%           +29.30%
Five Years Ended 4/30/06                 + 9.79            + 9.79
Ten Years Ended 4/30/06                  +11.86            +11.86



Class I Shares                                             Return

One Year Ended 4/30/06                                     +31.70%
Five Years Ended 4/30/06                                   +10.94
Ten Years Ended 4/30/06                                    +13.03



Class R Shares                                             Return

One Year Ended 4/30/06                                     +31.03%
Five Years Ended 4/30/06                                   +10.66
Ten Years Ended 4/30/06                                    +12.61


      * Maximum sales charge is 5.25%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Performance Data (concluded)


MSCI Country index Performance


Total Return for the
6-Month Period Ended
April 30, 2006
In U.S. dollars*


Country                                       Total Return

Norway                                            39.1%
Finland                                           36.7
Ireland                                           30.7
Sweden                                            29.6
Germany                                           28.7
Netherlands                                       27.8
Denmark                                           26.6
France                                            23.1
Italy                                             21.4
Switzerland                                       20.2
Spain                                             19.1
United Kingdom                                    18.5


 * For the 6-month period ended April 30, 2006, total investment return for the MSCI Europe Index was +22.55%.

   Past performance is not a guarantee of future results.

   Source: MSCI Europe Index.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2005 and held through April 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning           Ending       During the Period*
                                                            Account Value     Account Value    November 1, 2005
                                                             November 1,        April 30,         to April 30,
                                                                 2005              2006               2006
Actual

Class A                                                         $1,000          $1,258.20            $ 6.92
Class B                                                         $1,000          $1,253.20            $11.22
Class C                                                         $1,000          $1,252.60            $11.21
Class I                                                         $1,000          $1,260.00            $ 5.54
Class R                                                         $1,000          $1,256.60            $ 8.30

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,018.37            $ 6.19
Class B                                                         $1,000          $1,014.54            $10.03
Class C                                                         $1,000          $1,014.54            $10.03
Class I                                                         $1,000          $1,019.60            $ 4.95
Class R                                                         $1,000          $1,017.14            $ 7.42

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.25% for Class A, 2.03% for Class B, 2.03% for Class C, 1.00% for Class I and 1.50% for Class R),
   multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Portfolio Information


As of April 30, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Credit Suisse Group                                4.9%
Total SA                                           4.1
ING Groep NV CVA                                   3.6
Vodafone Group Plc                                 3.5
ENI SpA                                            3.5
Banco Bilbao Vizcaya Argentaria SA                 3.3
HBOS Plc                                           3.2
BNP Paribas                                        3.1
Barclays Plc                                       3.0
Siemens AG                                         3.0



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                  24.5%
Oil, Gas & Consumable Fuels                       16.4
Insurance                                         10.6
Diversified Financial Services                     6.2
Capital Markets                                    5.0

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Schedule of Investments                                       (in U.S. dollars)

                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Belgium--0.9%

         Leisure Equipment & Products--0.9%

         AGFA-Gevaert NV                               389,580    $   7,886,116

         Total Common Stocks in Belgium                               7,886,116


Finland--2.4%

         Electric Utilities--2.4%

         Fortum Oyj                                    813,477       20,514,454

         Total Common Stocks in Finland                              20,514,454


France--17.8%

         Automobiles--3.9%

         Peugeot SA                                    211,748       13,896,571
         Renault SA                                    165,732       19,206,349
                                                                  -------------
                                                                     33,102,920

         Commercial Banks--6.2%

         BNP Paribas                                   276,012       26,041,164
         BNP Paribas (a)                                30,764        2,803,703
         Credit Agricole SA                            587,854       23,651,299
                                                                  -------------
                                                                     52,496,166

         Construction & Engineering--1.7%

         Vinci SA                                      122,860       12,187,417
         Vinci SA--New Shares (a)                       22,338        2,180,703
                                                                  -------------
                                                                     14,368,120

         Food & Staples Retailing--1.9%

         Carrefour SA                                  282,190       16,344,107

         Oil, Gas & Consumable Fuels--4.1%

         Total SA                                      127,960       35,331,770

         Total Common Stocks in France                              151,643,083


Germany--15.4%

         Air Freight & Logistics--2.2%

         Deutsche Post AG                              709,099       18,873,697

         Chemicals--2.0%

         BASF AG (a)                                   194,197       16,624,420

         Construction & Engineering--1.7%

         Hochtief AG                                   208,463       14,232,424

         Industrial Conglomerates--3.0%

         Siemens AG                                    266,771       25,202,898

         Insurance--2.0%

         Allianz AG Registered Shares                  100,472       16,794,481

         Metals & Mining--2.5%

         ThyssenKrupp AG                               659,747       21,715,380

         Multi-Utilities--2.0%

         RWE AG                                        195,973       16,964,068

         Total Common Stocks in Germany                             130,407,368



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Hungary--1.4%

         Oil, Gas & Consumable Fuels--1.4%

         Mol Magyar Olaj-es Gazipari Rt.               102,595    $  12,190,246

         Total Common Stocks in Hungary                              12,190,246


Italy--10.2%

         Commercial Banks--3.9%

         Capitalia SpA                               1,429,446       12,388,160
         UniCredito Italiano SpA                     2,761,260       20,775,449
                                                                  -------------
                                                                     33,163,609

         Electric Utilities--1.4%

         Enel SpA                                    1,372,313       11,851,535

         Insurance--1.4%

         Assicurazioni Generali SpA                    317,174       11,870,003

         Oil, Gas & Consumable Fuels--3.5%

         ENI SpA                                       968,619       29,551,378

         Total Common Stocks in Italy                                86,436,525


Netherlands--3.6%

         Diversified Financial Services--3.6%

         ING Groep NV CVA                              744,773       30,264,876

         Food & Staples Retailing--0.0%

         Koninklijke Ahold NV (a)                       22,230          183,413

         Total Common Stocks in the Netherlands                      30,448,289


Norway--2.1%

         Oil, Gas & Consumable Fuels--2.1%

         Statoil ASA                                   538,548       17,697,328

         Total Common Stocks in Norway                               17,697,328


Spain--3.3%

         Commercial Banks--3.3%

         Banco Bilbao Vizcaya Argentaria SA          1,271,888       28,053,408

         Total Common Stocks in Spain                                28,053,408


Sweden--4.5%

         Commercial Banks--1.9%

         Svenska Handelsbanken Class A                 560,970       16,063,954

         Diversified Financial Services--2.6%

         Investor AB                                 1,131,872       22,067,964

         Total Common Stocks in Sweden                               38,131,918


Switzerland--7.4%

         Capital Markets--4.9%

         Credit Suisse Group                           666,419       41,739,932

         Insurance--2.5%

         Swiss Reinsurance Registered Shares            87,485        6,365,743
         Zurich Financial Services AG                   62,749       15,223,727
                                                                  -------------
                                                                     21,589,470

         Total Common Stocks in Switzerland                          63,329,402



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)

                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United Kingdom--27.4%

         Aerospace & Defense--1.7%

         BAE Systems Plc                             1,892,762    $  14,363,606

         Commercial Banks--9.2%

         Barclays Plc                                2,078,150       25,874,886
         HBOS Plc                                    1,544,871       27,027,380
         Royal Bank of Scotland Group Plc              772,457       25,146,693
                                                                  -------------
                                                                     78,048,959

         Insurance--4.7%

         Aviva Plc                                   1,492,165       21,725,028
         Prudential Plc                              1,547,142       18,096,297
                                                                  -------------
                                                                     39,821,325

         Oil, Gas & Consumable
         Fuels--5.3%

         BP Plc                                      1,679,922       20,657,031
         Royal Dutch Shell Plc Class B                 695,982       24,807,705
                                                                  -------------
                                                                     45,464,736

         Specialty Retail--1.2%

         Kesa Electricals Plc                        1,723,803        9,932,484

         Transportation Infrastructure--1.8%

         BAA Plc                                       991,880       15,279,524

         Wireless Telecommunication
         Services--3.5%

         Vodafone Group Plc                         12,626,489       29,720,996

         Total Common Stocks in the United Kingdom                  232,631,630

         Total Common Stocks
         (Cost--$569,975,601)--96.4%                                819,369,767



                                                        Shares
Country  Industry     Warrants (d)                        Held         Value

United Kingdom--0.1%

         Capital Markets--0.1%

         Deutsche Bank AG (expires 9/15/2006)        2,917,812    $     715,982

         Total Warrants
         (Cost--$1,760,717)--0.1%                                       715,982



                      Rights

Switzerland--0.0%

         Insurance--0.0%

         Swiss Reinsurance (e)                          87,485                0

         Total Rights (Cost--$0)--0.0%                                        0



                                                    Beneficial
         Short-Term Securities                        Interest

         Merrill Lynch Liquidity Series, LLC
           Cash Sweep Series I,
           4.75% (b)(c)                           $ 16,594,438       16,594,438

         Total Short-Term Securities
         (Cost--$16,594,438)--2.0%                                   16,594,438

Total Investments (Cost--$588,330,756*)--98.5%                      836,680,187
Other Assets Less Liabilities--1.5%                                  13,042,804
                                                                  -------------
Net Assets--100.0%                                                $ 849,722,991
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    596,637,006
                                                   ================
    Gross unrealized appreciation                  $    245,296,471
    Gross unrealized depreciation                       (5,253,290)
                                                   ----------------
    Net unrealized appreciation                    $    240,043,181
                                                   ================


(a) Non-income producing security.

(b) Represents the current yield as of 4/30/2006.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $12,986,000      $235,070
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    (8,150,887)      $  7,658


(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) The rights may be exercised until 5/08/2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts as of April 30, 2006 were as follows:


    Foreign                             Settlement            Unrealized
    Currency Sold                          Date              Depreciation

    EUR  6,680,301                       May 2006            $  (84,295)
                                                             -----------
    Total Unrealized Depreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$8,333,160)     $  (84,295)
                                                             ===========


    See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Statement of Assets and Liabilities

As of April 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$571,736,318)                           $   820,085,749
       Investments in affiliated securities, at value (identified cost--$16,594,438)                                   16,594,438
       Foreign cash (cost--$225)                                                                                              230
       Receivables:
           Securities sold                                                                     $    13,899,667
           Dividends                                                                                 5,193,335
           Beneficial interest sold                                                                    716,955         19,809,957
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   56,523
                                                                                                                  ---------------
       Total assets                                                                                                   856,546,897
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on forward foreign exchange contracts                                                       84,295
       Bank overdraft                                                                                                   3,269,985
       Payables:
           Beneficial interest redeemed                                                              2,137,348
           Investment adviser                                                                          475,156
           Other affiliates                                                                            252,752
           Distributor                                                                                 195,718
           Securities purchased                                                                        174,566          3,235,540
                                                                                               ---------------
       Accrued expenses                                                                                                   234,086
                                                                                                                  ---------------
       Total liabilities                                                                                                6,823,906
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   849,722,991
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      $     1,794,756
       Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              597,433
       Class C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              304,348
       Class I Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            1,383,205
       Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                                8,748
       Paid-in capital in excess of par                                                                               590,916,792
       Undistributed investment income--net                                                    $     5,094,785
       Undistributed realized capital gains--net                                                     1,099,829
       Unrealized appreciation--net                                                                248,523,095
                                                                                               ---------------
       Total accumulated earnings--net                                                                                254,717,709
                                                                                                                  ---------------
       Net Assets                                                                                                 $   849,722,991
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $383,922,792 and 17,947,564 shares of beneficial
           interest outstanding                                                                                   $         21.39
                                                                                                                  ===============
       Class B--Based on net assets of $110,605,879 and 5,974,333 shares of beneficial
           interest outstanding                                                                                   $         18.51
                                                                                                                  ===============
       Class C--Based on net assets of $54,249,378 and 3,043,482 shares of beneficial
           interest outstanding                                                                                   $         17.82
                                                                                                                  ===============
       Class I--Based on net assets of $299,317,474 and 13,832,047 shares of beneficial
           interest outstanding                                                                                   $         21.64
                                                                                                                  ===============
       Class R--Based on net assets of $1,627,468 and 87,484 shares of beneficial
           interest outstanding                                                                                   $         18.60
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Statement of Operations

For the Six Months Ended April 30, 2006
Investment Income

       Dividends (net of $942,136 foreign withholding tax)                                                        $    11,620,537
       Interest from affiliates                                                                                           235,070
       Securities lending--net                                                                                              7,658
                                                                                                                  ---------------
       Total income                                                                                                    11,863,265
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,878,743
       Account maintenance and distribution fees--Class B                                              524,179
       Account maintenance fees--Class A                                                               421,927
       Account maintenance and distribution fees--Class C                                              239,479
       Transfer agent fees--Class A                                                                    217,529
       Custodian fees                                                                                  179,971
       Transfer agent fees--Class I                                                                    178,106
       Accounting services                                                                             144,510
       Transfer agent fees--Class B                                                                     79,620
       Printing and shareholder reports                                                                 40,358
       Transfer agent fees--Class C                                                                     37,074
       Professional fees                                                                                33,550
       Registration fees                                                                                31,877
       Trustees' fees and expenses                                                                      22,070
       Pricing fees                                                                                      4,760
       Account maintenance and distribution fees--Class R                                                2,975
       Transfer agent fees--Class R                                                                        764
       Other                                                                                            20,949
                                                                                               ---------------
       Total expenses                                                                                                   5,058,441
                                                                                                                  ---------------
       Investment income--net                                                                                           6,804,824
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         60,883,168
           Foreign currency transactions--net                                                        (120,385)         60,762,783
                                                                                               ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                        112,163,435
           Foreign currency transactions--net                                                           87,171        112,250,606
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        173,013,389
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   179,818,213
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     6,804,824    $    13,497,007
       Realized gain--net                                                                           60,762,783        101,410,969
       Change in unrealized appreciation--net                                                      112,250,606          (456,540)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        179,818,213        114,451,436
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (6,259,841)        (3,365,709)
           Class B                                                                                 (1,569,366)          (817,956)
           Class C                                                                                   (794,429)          (349,969)
           Class I                                                                                 (5,788,862)        (3,564,298)
           Class R                                                                                    (28,475)            (2,125)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (14,440,973)        (8,100,057)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                   (39,158,252)      (109,193,086)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   1,525             11,227
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     126,220,513        (2,830,480)
       Beginning of period                                                                         723,502,478        726,332,958
                                                                                               ---------------    ---------------
       End of period*                                                                          $   849,722,991    $   723,502,478
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     5,094,785    $    12,730,934
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Financial Highlights
                                                                                              Class A
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    17.33    $    15.07   $    12.86   $    10.67   $    11.89
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .17           .31          .18          .20          .16
       Realized and unrealized gain (loss)--net                       4.24++        2.12++       2.24++         2.14       (1.20)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 4.41          2.43         2.42         2.34       (1.04)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.35)         (.17)        (.21)        (.15)        (.18)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    21.39    $    17.33   $    15.07   $    12.86   $    10.67
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          25.82%+++        16.20%       18.98%       22.29%      (8.93%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.25%*         1.24%        1.30%        1.33%        1.31%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         1.86%*         1.84%        1.24%        1.78%        1.35%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  383,923    $  312,606   $  296,757   $  280,223   $  265,602
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             36.06%        72.29%       78.02%       64.01%       39.98%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class B
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.99    $    13.08   $    11.18   $     9.25   $    10.25
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .08           .16          .03          .10          .03
       Realized and unrealized gain (loss)--net                       3.68++        1.84++       1.99++         1.85       (1.00)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 3.76          2.00         2.02         1.95        (.97)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.24)         (.09)        (.12)        (.02)        (.03)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    18.51    $    14.99   $    13.08   $    11.18   $     9.25
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          25.32%+++        15.28%       18.14%       21.19%      (9.51%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       2.03%*         2.01%        2.09%        2.12%        2.10%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         1.03%*         1.06%         .23%         .98%         .30%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  110,606    $  103,836   $  132,725   $   96,395   $  108,337
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             36.06%        72.29%       78.02%       64.01%       39.98%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class C
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.47    $    12.64   $    10.83   $     9.00   $    10.03
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .08           .15          .02          .09          .05
       Realized and unrealized gain (loss)--net                       3.53++        1.78++       1.92++         1.81       (1.00)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 3.61          1.93         1.94         1.90        (.95)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.26)         (.10)        (.13)        (.07)        (.08)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    17.82    $    14.47   $    12.64   $    10.83   $     9.00
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          25.26%+++        15.33%       18.06%       21.29%      (9.59%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       2.03%*         2.02%        2.08%        2.12%        2.10%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         1.07%*         1.05%         .20%         .99%         .48%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   54,249    $   44,881   $   44,166   $   25,134   $   24,153
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             36.06%        72.29%       78.02%       64.01%       39.98%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class I
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    17.54    $    15.25   $    13.01   $    10.80   $    12.03
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .20           .36          .21          .23          .18
       Realized and unrealized gain (loss)--net                       4.29++        2.15++       2.27++         2.17       (1.20)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 4.49          2.51         2.48         2.40       (1.02)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.39)         (.22)        (.24)        (.19)        (.21)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    21.64    $    17.54   $    15.25   $    13.01   $    10.80
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          26.00%+++        16.52%       19.26%       22.57%      (8.68%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.00%*          .99%        1.05%        1.08%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         2.07%*         2.09%        1.50%        2.00%        1.46%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  299,317    $  261,358   $  252,580   $  221,888   $  189,899
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             36.06%        72.29%       78.02%       64.01%       39.98%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

       *** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                   For the Period
                                                                           For the                                   January 3,
                                                                         Period Ended       For the Year Ended       2003+++++
The following per share data and ratios have been derived                 April 30,            October 31,         to October 31,
from information provided in the financial statements.                       2006           2005           2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                               $    15.14     $    13.23     $    11.32     $     9.67
                                                                          ----------     ----------     ----------     ----------
       Investment income--net**                                                  .13            .18            .33            .25
       Realized and unrealized gain--net                                      3.69++         1.93++         1.82++           1.40
                                                                          ----------     ----------     ----------     ----------
       Total from investment operations                                         3.82           2.11           2.15           1.65
                                                                          ----------     ----------     ----------     ----------
       Less dividends from investment income--net                              (.36)          (.20)          (.24)             --
                                                                          ----------     ----------     ----------     ----------
       Net asset value, end of period                                     $    18.60     $    15.14     $    13.23     $    11.32
                                                                          ==========     ==========     ==========     ==========

Total Investment Return

       Based on net asset value per share                                  25.66%+++         16.01%         19.22%      17.06%+++
                                                                          ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses                                                               1.50%*          1.48%          1.35%         1.58%*
                                                                          ==========     ==========     ==========     ==========
       Investment income--net                                                 1.57%*          1.10%          2.51%         1.50%*
                                                                          ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)                           $    1,627     $      823     $      104         --++++
                                                                          ==========     ==========     ==========     ==========
       Portfolio turnover                                                     36.06%         72.29%         78.02%         64.01%
                                                                          ==========     ==========     ==========     ==========

         * Annualized.

        ** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

      ++++ Amount is less, than $1,000.

       +++ Aggregate total investment return.

     +++++ Commencement of operations.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2006, Class I Shares are no longer subject to any front-end sales charge. Shares of Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government Securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank Overdraft--The Fund recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from failed trades.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $ 1,637           $ 18,153
Class I                                      $     4           $     58



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Notes to Financial Statements (continued)


For the six months ended April 30, 2006, MLPF&S received contingent deferred sales charges of $9,081 and $1,178 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2006, MLIM, LLC received $3,055 in securities lending agent fees.

In addition, MLPF&S received $11,516 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2006, the Fund reimbursed MLIM $7,457 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were $278,248,840 and $353,793,508, respectively.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $39,158,252 and $109,193,086 for the six months ended April 30, 2006 and the year ended October 31, 2005, respectively.


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                                1,386,969    $    27,438,793
Automatic conversion of shares               303,675          5,892,552
Shares issued to shareholders in
   reinvestment of dividends                 289,051          5,263,623
                                     ---------------    ---------------
Total issued                               1,979,695         38,594,968
Shares redeemed                          (2,068,152)       (40,065,424)
                                     ---------------    ---------------
Net decrease                                (88,457)    $   (1,470,456)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                  730,850    $    12,402,263
Automatic conversion of shares               884,567         15,092,810
Shares issued to shareholders in
   reinvestment of dividends                 170,169          2,814,591
                                     ---------------    ---------------
Total issued                               1,785,586         30,309,664
Shares redeemed                          (3,444,337)       (58,496,300)
                                     ---------------    ---------------
Net decrease                             (1,658,751)    $  (28,186,636)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                                  259,627    $     4,385,411
Shares issued to shareholders in
   reinvestment of dividends                  82,366          1,301,388
                                     ---------------    ---------------
Total issued                                 341,993          5,686,799
                                     ---------------    ---------------
Shares redeemed                            (943,460)       (15,602,870)
Automatic conversion of shares             (350,569)        (5,892,552)
                                     ---------------    ---------------
Total redeemed                           (1,294,029)       (21,495,422)
                                     ---------------    ---------------
Net decrease                               (952,036)    $  (15,808,623)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                  621,825    $     9,113,250
Shares issued to shareholders in
   reinvestment of dividends                  46,466            669,568
                                     ---------------    ---------------
Total issued                                 668,291          9,782,818
                                     ---------------    ---------------
Shares redeemed                          (2,873,266)       (42,086,236)
Automatic conversion of shares           (1,019,330)       (15,092,810)
                                     ---------------    ---------------
Total redeemed                           (3,892,596)       (57,179,046)
                                     ---------------    ---------------
Net decrease                             (3,224,305)    $  (47,396,228)
                                     ===============    ===============



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                                  214,519    $     3,476,968
Shares issued to shareholders in
   reinvestment of dividends                  44,392            675,644
                                     ---------------    ---------------
Total issued                                 258,911          4,152,612
Shares redeemed                            (318,071)        (5,058,827)
                                     ---------------    ---------------
Net decrease                                (59,160)    $     (906,215)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                  272,704    $     3,909,716
Shares issued to shareholders in
   reinvestment of dividends                  21,164            294,186
                                     ---------------    ---------------
Total issued                                 293,868          4,203,902
Shares redeemed                            (686,493)        (9,693,026)
                                     ---------------    ---------------
Net decrease                               (392,625)    $   (5,489,124)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                                1,167,119    $    22,957,153
Shares issued to shareholders in
   reinvestment of dividends                 268,460          4,939,666
                                     ---------------    ---------------
Total issued                               1,435,579         27,896,819
Shares redeemed                          (2,500,803)       (49,417,286)
                                     ---------------    ---------------
Net decrease                             (1,065,224)    $  (21,520,467)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                2,353,688    $    40,343,208
Shares issued to shareholders in
   reinvestment of dividends                 181,926          3,039,982
                                     ---------------    ---------------
Total issued                               2,535,614         43,383,190
Shares redeemed                          (4,199,346)       (72,200,408)
                                     ---------------    ---------------
Net decrease                             (1,663,732)    $  (28,817,218)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                                   65,190    $     1,077,893
Shares issued to shareholders in
   reinvestment of dividends                   1,797             28,475
                                     ---------------    ---------------
Total issued                                  66,987          1,106,368
Shares redeemed                             (33,840)          (558,859)
                                     ---------------    ---------------
Net increase                                  33,147    $       547,509
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                   83,995    $     1,255,856
Shares issued to shareholders in
   reinvestment of dividends                     147              2,125
                                     ---------------    ---------------
Total issued                                  84,142          1,257,981
Shares redeemed                             (37,702)          (561,861)
                                     ---------------    ---------------
Net increase                                  46,440    $       696,120
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On October 31, 2005, the Fund had a net capital loss carryforward of $53,074,584, of which $6,606,462 expires in 2008, $11,183,902 expires in 2009, and $35,284,220 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
The Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of The Europe Fund, Inc. in exchange for newly issued shares of the Fund.



MERRILL LYNCH EUROFUND                                           APRIL 30, 2006



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Donald C. Burke, Vice President and Treasurer
James A. Macmillan, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH EUROFUND                                           APRIL 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch EuroFund


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch EuroFund


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch EuroFund


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch EuroFund


Date: June 22, 2006